                                                                   EXHIBIT 10.12



                           BUSINESS TRANSFER AGREEMENT

     This Agreement (this "Agreement"), entered this 22nd day of December, 1995 by and between DuPont Korea Ltd., a corporation organized and existing under the laws of Korea with its principal place of business at 345-1 Suha-ri, Shindeun-myon, Ichon-kun, Kyunggi-do, Korea ("Assignor") and DuPont Photomasks Korea Ltd., a corporation organized and existing under the laws of Korea with its principal place of business at 345-1 Suha-ri, Shindeun-myon, Ichon-kun, Kyunggi-do, Korea ("Assignee") (Assignor and Assignee collectively, "the Parties"),


                                   WITNESSETH:


     WHEREAS, the Assignor intends to assign to the Assignee any and all of the Assignor's photomasks manufacturing, distribution, marketing and incidental businesses thereto set forth in detail in Attachment I hereto ("Business"); and

     WHEREAS, in order to consummate such business transfer, the Assignor will withdraw from the Business and wishes to transfer the entire business in Korea including assets, liabilities, employees and customers as a whole to Assignee, and Assignee wishes to purchase the Business;

     NOW, THEREFORE, in consideration of the mutual covenants and agreements herein, the Parties agree as follows.

ARTICLE 1.     ASSIGNMENT

     (a) Assignor hereby agrees to assign the entire Business as a whole to Assignee, and Assignee agrees to acquire the Business under the terms and conditions of this Agreement. The business includes, but is not limited to, (i) any and all assets and liabilities of Assignor related to the Business as set forth in detail in Attachment II hereto (the "Assets and Liabilities"), and (ii) any and all employees engaging in the business except for those who determine to remain as employees of the Assignor as of the date hereof and as set forth in detail in Attachment III hereto ("Employees").

     (b) The Assets consist of all property and rights held by Assignor in connection with the Business except for cash on hand and deposits in banks. The Liabilities consist of all encumbrances and claims on or against the Assets or the Assignor in connection with Assignor's Business. Assets and Liabilities set forth in Attachment II are not exhaustive, but provided only for the purpose of reference. The Attachment II were prepared based upon the balance sheet with respect to the Business ("Balance Sheet") conducted as of October 31, l995 ("Balance Sheet Date") attached hereto as Attachment IV.

ARTICLE 2.     CLOSING

     (a) The Closing shall occur on January 30, 1996 or such other date as agreed upon by and between the Parties (the "Closing Date").

     (b) On the Closing Date, Assignor and Assignee shall each take any and all measures to effectuate the following:

          1. Assignor transfers and Assignee accepts title, risk of loss and all rights in the Assets. Assignor shall also deliver all Assets to Assignee at the premises of Assignor. Further, Assignee shall assume all Liabilities.

          2. Assignor shall execute, obtain and deliver to Assignee contracts and other documents as may be appropriate to complete the transaction contemplated by this Agreement, including the change of any registration or the obtaining of approvals or consents of the third parties concerning the transfer of the Assets and Liabilities. This includes the Assignor's delivery of (i) such good and sufficient instruments of transfer as shall be necessary and effective to vest in the Assignee good and marketable title to the Assets, (ii) assignments and other instruments effectively transferring and assigning to the Assignee all agreements and contracts, and (iii) all approvals and consents of third parties as are necessary to convey clear title to the Assets and otherwise to consummate the transactions hereunder. Further, the Assignee shall execute and deliver to the Assignor an undertaking or an instrument of assumption whereby Assignee will assume and agree to pay or discharge the Liabilities.

          (c) Employees shall be transferred from Assignor to Assignee on the Closing Date, unless any employee determines to remain as an employee of the Assignor on or before the Closing Date. Assignee agrees to employ Employees, and to assume all obligations and liabilities therefor, on the same terms and conditions as those under which said employees are employed by Assignor as of Closing Date.

          (d) Insofar as the transfer or delivery of any of the Assets shall not have been completed or the collection of any moneys due to Assignee shall not have been realized by the Closing Date, Assignor shall as from such date be deemed to stand possessed of such Assets as trustee for and on behalf of Assignee and all moneys received by Assignor after the Closing Date in respect of sums payable to Assignee shall be received by Assignor on behalf on Assignee, who shall be entitled to receive and account of such sums from Assignor.

ARTICLE 3.     CONDITIONS TO CLOSING

The obligation of either Assignor or Assignee to consummate the transactions as contemplated in this Agreement is subject to the satisfaction of the following conditions on or prior to the Closing Date, unless waived by either party in writing:

     (a) Representations and Warranties. The representations and warranties of Assignor and Assignee in this Agreement or in any schedule, certificate or document delivered pursuant hereto shall be true and correct in all material respects on the Closing Date as though made on and as of the Closing Date.

     (b) Government Approvals. Subject to Article 4 hereof, on or before the Closing Date, all governmental approvals and/or waivers of requirements which may be necessary for the completion of the transaction and the effectuation of its essential purposes, and licenses and permits to operate Assignor's business, have been obtained. The Assignor and the Assignee shall each take any and all measures to obtain, or to assist the other to obtain, such governmental approvals in due course.

ARTICLE 4.     ICHON PLANT

     (a) Notwithstanding any provision in this Agreement or any other agreement implementing this transaction to the contrary, Assignee and Assignor acknowledge that the final title transfer of the land and buildings located in Ichon plant set forth in detail in Attachment V ("Ichon Plant") may require prerequisite government permits, approvals, reports, or other official procedures that may not be completed on or before the Closing Date.

     (b) Assignor shall tender possession and control of the Ichon Plant to Assignee on the Closing Date and ensure that Assignee may engage in the Business on or after the Closing Date in substantially the same manner as has been conducted by Assignor.

     (c) Both Assignor and Assignee shall secure all such required government approvals, submit all necessary reports, and finalize any other official procedures required to normally and legally transfer title of the Ichon Plant from Assignor to Assignee as soon as possible after the Closing Date, but not later than March 31, 1996. Assignor and Assignee shall fully cooperate with each other in obtaining such governmental approvals. The completion of any such procedure regarding the Ichon Plant after the Closing Date shall in no way impair the continuing validity of this Agreement or any other agreement implementing this transaction.

     (d) The parties agree that a separate summary sales agreement(s), which provides for basic terms and conditions with respect to the transfer of the land and buildings at the Ichon site, may need to be prepared and executed between the related parties to obtain the aforementioned governmental approval in an expeditious and smooth manner. The parties shall cooperate with each other in preparing and executing such summary agreements. In case of any conflict and discrepancy between this Agreement and such a summary agreement(s), however, this Agreement shall prevail.

ARTICLE 5.     CONSIDERATION

In consideration of the transfer of Business, Assignee shall pay 29,249,258,800
Won, excluding any value added tax ("Transfer Price"), on the Closing Date   The
value of the Assets and Liabilities, on which the Transfer Price has been calculated, shall be as shown in the Balance Sheet. Immediately after the Closing Date, but at latest within two (2) months from the Closing Date, the Assignor and the Assignee shall evaluate the Business as of the Closing Date and determine the difference by subtracting the Transfer Price from the amount of such evaluation ("Closing Date Value"). The resulting difference, if positive, shall be immediately paid by Assignee to the Assignor. Should such difference be negative, such difference shall be paid by Assignor to Assignee.

ARTICLE 6.     WARRANTY AND REPRESENTATION

     (a)  The Assignor represents and warrants to the Assignee as follows:

          1. Assignor is a corporation duly organized, validly existing and in good standing under the laws of the Republic of Korea and has all requisite corporate power and authority to own, lease and operate its properties, to carry on its business as now being conducted, and to execute, deliver and perform this Agreement;

          2. The execution, delivery and performance of this Agreement and all writings relating hereto by Assignor have been duly and validly authorized by all requisite corporate action. This Agreement constitutes the valid and binding obligation of Assignor, enforceable in accordance with its terms. Except as disclosed herein or in any Attachment hereto, neither the execution and delivery of this Agreement, nor the consummation by Assignor of the transactions contemplated hereby, nor compliance with any of the provisions hereof will (i) conflict with or result in a breach of the Articles of Incorporation of Assignor, (ii) violate any statute, law, rule or regulation, or any order, writ, injunction or decree of any court or other governmental authority, or (iii) violate or conflict with or constitute a default under (or give rise to any penalty or an increase in any cost, rate or charge, or any right of termination, cancellation or acceleration under) any agreement or writing of any nature to which Assignor is a party or by which the Assets or its other properties may be bound;

          3. On the Closing Date, Assignor shall have good and merchantable title to the Assets;

          4. The Balance Sheet fairly presents the financial position of the Business as of the Balance Sheet Date in accordance with generally accepted Korean accounting principles consistently applied. Further, since the Balance Sheet Date, there has been no material adverse change in the Assets and Liabilities, business, or condition, financial or otherwise, of the Business;

          5. The Assignor has complied in all material respects with all laws, ordinances, regulations and orders, and administrative guidance applicable to its business. Further, the Assignor is not a party to, nor to the knowledge of the Assignor is Assignor threatened with, any litigation or judicial, administrative, or arbitration proceeding which if decided adversely to the Assignor, could have an adverse effect upon the transactions contemplated hereby;

          6. The Assignor covenants and agrees that, for the duration of the period between the execution of this Agreement and the Closing Date, it will carry on the Business diligently and substantially in the same manner as heretofore conducted, it shall not engage in any new line of business; and

          7. Assignor agrees that it will at any time and from time to time after the Closing Date, upon the request of Assignee, do, execute, acknowledge and deliver such further acts, assignments, transfers, instruments or documents as may reasonably be required in order to effectuate the provisions and purposes of this Agreement.

     (b)  Assignee represents and warrants to Assignor as follows:

          1. Assignee is a corporation duly organized, validly existing and in good standing under the laws of the Republic of Korea, with full corporate power to enter into and perform this Agreement; and

          2. This Agreement has been executed by an officer of Assignee duly authorized by its Board of Directors to enter into such an Agreement, and no further corporate authority is necessary for the execution of this Agreement and the consummation of the transactions provided for herein.

ARTICLE 7.     INDEMNIFICATION

     (a) The Assignor shall indemnify, save, and hold harmless the Assignee, its successors and assigns, and its officers, directors, employees, and representatives from and against any and all costs, losses, claims, liabilities, damages, lawsuits, judgments, and expenses ("Costs") in connection with or arising out of or resulting from or incident to any breach of, or inaccuracy with respect to any covenant or representation or warranty herein contained made by the Assignor.

     (b) The Assignee shall indemnify, save, and hold harmless the Assignor, its successors and assigns, and its officers, directors, employees, and representatives from and against any and all Costs in connection with or arising out of or resulting from or incident to any breach of, or inaccuracy with respect to, any covenant or representation or warranty herein contained made by the Assignee, and against and in respect from all losses, expenses, fine, debts and obligations of any nature whatsoever incurred by Assignor to the extent that they relate to or arise out of; (i) the liabilities assumed by Assignee pursuant to this Agreement or (ii) Assignee's ownership, use or operation of the Assets on or after the Closing Date.

ARTICLE 8.     TAXES

     Assignor and Assignee shall pay and bear their respective taxes as set forth in this Agreement. The amount of any value added taxes on the items among the Assets (the "VAT") which are subject to value added tax liabilities under Korean law, will be borne by Assignee. However, Assignor shall pay the VAT to the tax authorities without collecting such VAT from Assignee. Assignee shall repay to Assignor such amount of the VAT when Assignee offsets such VAT against its own value added tax liabilities which Assignee incurred in relation to its business or when Assignee gets a refund of the VAT from the tax authorities.

ARTICLE 9.     TERMINATION

     Either Party may terminate this Agreement by written notice to the other before the Closing Date for any reason.

ARTICLE 10.    AMENDMENT

     This Agreement may be amended only by written agreement executed by both Parties.

ARTICLE 11.    GOVERNING LAW

     This Agreement shall be governed by and construed in accordance with the laws of Korea. It is agreed that in case any; controversy or claim arises out of, or in connection with, this Agreement or with respect to a breach thereof, the Parties shall seek to solve the matter amicably through discussions between the Parties. If the Parties fail to resolve such controversy, claim or breach within thirty (30) days after initiation of such discussion by amicable arrangement and compromise, the Parties shall submit to the jurisdiction of the Seoul District Court with respect to any suit from such controversy, claim or breach.

ARTICLE 12.    LANGUAGE

     This Agreement is written in English, which version shall prevail over any translation thereof.

ARTICLE 13.    COUNTERPARTS

     This Agreement may be executed in any number of counterparts, each of which when so executed shall constitute an original, but all of which together shall constitute one agreement.

ARTICLE 14.    NOTICES

     Any notice under this Agreement shall be in writing (letter, telex, facsimile or telegram) and shall be effective when received by the addressee at its address indicated below.

     (a   Notice sent to the Assignor shall be addressed as follows:

          Address   : 345-1 Suha-ri, Shindeun-myon, Ichon-kun, Kyunggi-do, Korea
          Attention : Jeong Taik Rim
          Facsimile : 0336-30-1115

     (b)  Notice sent to the Assignee shall be addressed as follows:

          Address   : 345-1 Suha-ri, Shindeun-myon, Ichon-kun, Kyunggi-do, Korea
          Attention : Jeff Geissler
          Facsimile : 0336-30-1118

     (c) The Parties by notice hereunder may designate other addresses to which notices shall be sent.


     IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their authorized representatives on the day and year first above written.

                                   Assignor :

                                   DuPont Korea Ltd.

                                   By:  /s/ JONG SE KIM
                                      -------------------------
                                        Name:     Jong Se Kim
                                        Title:    Representative Director

                                   Assignee :

                                   DuPont Photomasks Korea Ltd.

                                   By:       /s/ CHEROO WON
                                       --------------------------
                                        Name:     Cheroo Won
                                        Title:    Representative Director

                                                            ATTACHMENT I


                               DETAILS OF BUSINESS


Manufacture, distribution, marketing of photomasks and incidental businesses thereto:

     1.   Manufacture, distribution, marketing of photomasks.

     2.   Import of raw materials such as Blank Masks, Pellicle, and Chemicals

     3. Any other activities necessary or advisable for any of the foregoing activities.

                                                            ATTACHMENT II

                        DETAILS OF ASSETS AND LIABILITIES

A.   ASSETS

     The Assets shall mean any assets of the Assignor related to the Business, which shall include, but not limited to, the following:

     (1) The trade accounts receivable, notes receivable and miscellaneous accounts receivable;

     (2)  The inventory and supplies;

     (3)  The prepaid expenses and prior deposits;

     (4)  The telephone/telex deposits and other deposits;

     (5) The fixed assets consisting of items in the category of structures, machinery and equipment, vehicles and furniture;

     (6) Copies or originals of all of the books and records and systems necessary for the operation of the Business;

     (7) All rights under all agreements, contracts, and other arrangements related to the Business, including those specified in Schedule A;

     (8)  Ichon Plant and Ichon Plant factory registration; and

     (9) All items used in the Business not recorded as assets in the Balance Sheet.

B.   LIABILITIES

     The Liabilities shall mean any obligation or liabilities of the Assignor, arising out of or relating to the Business, which shall include, but not limited to, the following:

     (1) The trade accounts payable, notes payable and miscellaneous accounts payable;

     (2)  Employees related liabilities;

     (3)  The liabilities related to the Business with respect to warranties;
          and

     (4) All liabilities related to the Business, but not recorded as assets in the Balance Sheet.



                                                        ICHON EMPLOYEE LISTS

Emp No.   Name                  Entrance Date     Depart                                  Position
- -------   -----                 -------------     ------                                  --------
100010    Park   Keun-Won       8-May-1989        75   Ichon PM Management (402)          Plant Manager
100013    Park   Jong Hyo       16-Jan-1989       65   Ichon PM Production (482)          Production Manager
100086    Park   Chang Uk       21-Jul-1988       52   Ichon Site Engineering (13)        SHEA & Site Engineering Man
100089    Lee    Dong Koo       1-Oct-1988        51   Ichon Site ER/ADM/MGMT (10)        H.R. & Adm. Manager
100099    Kim    Tae Ho         12-Aug-1986       73   Ichon PM Marketing (7040)          Marketing Manager
100125    Won    Chuiwoo        16-Mar-1981       51   Ichon Site ER/ADM/MGMT (10)        Site Manager
100170    Bae    Hwa Sup        4-Sep-1989        66   Ichon PM Process Eng. (45)         Sr. Inspection Engineer
100171    Park   Keon Taek      17-Aug-1989       66   Ichon PM Process Eng. (45)         Sr. Process Engineer
100172    Kim    Ja Hwa         4-Sep-1989        69   Ichon PM Prod. Plan (481)          Data Planning Supervisor
100173    Shin   Cheol          21-Aug-1989       69   Ichon PM Production (482)          Sr. Production Engineer
100198    Kye    Kwang Sik      20-Dec-1989       55   Ichon Site ML&S (150)              Sourcing Administrator
100201    Kim    Ki Jong        24-Jan-1990       66   Ichon PM Process Eng. (45)         Engineering Manager
100204    Lee    Hack Yeon      22-Jan-1990       73   Ichon PM Marketing (7040)          Account Manager
100259    Choi   Ik Zoo         1-Apr-1988        51   Ichon Site ER/ADM/MGMT (10)        H.R./Adm. Administrator
100261    Lee    Eun Seok       18-Sep-1985       51   Ichon Site ER/ADM/MGMT (10)        General Transportation Coord.
100322    Lee    Hee Young      16-Apr-1990       52   Ichon Site Engineering (13)        Electrical/Instrument Engineer
100336    Lee    In Sook        16-May-1990       53   Ichon Site Safety (131)            Nurse
100348    Jung   Jae Hoon       15-Mar-1990       68   Ichon PM Sys. Engr. (432)          Inspection Equip. Engineer
100349    Oh     Jung Guen      15-Mar-1990       68   Ichon PM Sys. Engr. (432)          Process Equip. Engineer
100379    Park   Se Jin         18-Jun-1990       71   Ichon PM Facilities (433)          Fac./Equipment Engineer
100406    Choe   Gwon Yong      31-Jan-1991       54   Ichon Site ISD (143)               Engineer/Sys. & Networks
100438    Kim    Young il       26-Apr-1990       71   Ichon PW Facilities (433)          Facility Engineer
100440    Lee    Woo Kang       21-May-1990       65   Ichon PM Production (482)          Prod. Shift Supervisor
100451    Kim    Myung Sook     15-Mar-1990       69   Ichon PM Prod. Plan (481)          Operator
100452    Jung   Mi Seon        15-Mar-1990       51   Ichon Site ER/ADM/MGMT (10)        H.R. Resource
100455    Yoon   Jae Sun        15-Mar-1990       65   Ichon PM Production (482)          Operator
100456    Park   Hyun Mi        1-Dec-1990        65   Ichon PM Production (482)          Operator
100503    Seol   Dong Kwon      7-Feb-1990        69   Ichon PM Prod. Plan (481)          Data Preparation Engineer
100504    Oh     Joon Hee       7-Feb-1991        65   Ichon PM Production (482)          Shift Leader
100505    Jang   Jung Koon      7-Feb-1991        68   Ichon PM Sys. Engr. (432)          Inspection Equip. Technician
100506    Lee    Eun Joo        11-Feb-1991       69   Ichon PM Prod. Plan. (481)         Data Prep. Technician
100509    Lee    Young Soo      25-Feb-1991       71   Ichon PM Facilities (433)          Facility Engineer
100513    Lee    Jung Ok        4-Mar-1991        65   Ichon PM Production (482)          Operator
100519    Kim    Do Yun         18-Mar-1991       66   Ichon PM Process Eng. (45)         E-beam Process Engineer
100536    Kwon   Joong Hoon     10-Jun-1991       08   Biz. Develop/Plan                  Business Analyst
100539    Nam    Yun Ju         11-Jun-1991       65   Ichon PM Production (482)          Operator
100540    Park   In Soo         1-Jul-1991        65   Ichon PM Production (482)          Operator
100542    Cho    Young Rok      15-Jul-1991       70   Ichon PM Quality Mngt. (53)        Q.M. Supervisor
100543    Lee    Jong Jun       22-Jul-1991       70   Ichon PM Quality Mngt. (53)        Quality Technician
100550    Kim    Sook-Kyung     16-Sep-1991       65   Ichon PM Production (482)          Operator
100553    Kim    Sun-Ja         16-Sep-1991       65   Ichon PM Production (482)          Operator
100571    Kim    Ju Nam         16-Sep-1991       65   Ichon PM Production (482)          Operator
100575    Kim    Deuk-Bae       1-Oct-1991        73   Ichon PM Marketing (7040)          Marketing Rep.
100593    Kwon   Hee-Kyung      6-Jan-1992        55   Ichon Site ML&S (150)              Sourcing Assistant
100594    Lee    Jung-Ji        13-Jan-1992       69   Ichon PM Prod. Plan. (481)         Computer System Engineer
100607    Lee    Bok-Hee        10-Feb-1992       65   Ichon PM Production (482)          Operator
100608    Kim    Lee-Sook       2-Mar-1992        70   Ichon PM Quality Mngt. (64)        Operator
100612    Park   Dong-Hyang     2-Mar-1992        69   Ichon PM Prod. Plan (481)          Operator
100619    Ju     Young-Man      2-Apr-1992        71   Ichon PM Facilities (433)          Facility Technician
100627    Choi   Jung-Mi        6-Apr-1992        69   Ichon PM Prod. Plan (481)          Operator
100637    Park   Yoo-Jin        20-Apr-1992       70   Ichon PM Quality Mngt. (64)        Document Control
100650    Lee    Kyu-Bum        27-Apr-1992       71   Ichon PM Facilities (433)          Facility Engineer
100652    Kim    Jong-Suk       4-May-1992        73   Ichon PM Marketing (7040)          Sales Rep.
100655    Lee    In-Soo         4-May-1992        66   Ichon PM Process Eng. (45)         Optical Process Engineer
100656    Son    Yong-Suk       4-May-1992        66   Ichon PM Process Eng. (45)         Inspection Engineer
100659    Shin   Kyung-Che      1-Jun-1992        68   Ichon PM Sys. Engr. (432)          Process Equip. Tech.
100663    Kim    Eun Sook       14-Jul-1992       65   Ichon PM Production (482)          Operator
100665    Yang   Jun-Soo        14-Jul-1992       65   Ichon PM Production (482)          Operator
100679    Lee    Joo-Hee        20-Jul-1992       69   Ichon PM Prod. Plan (481)          Operator
100683    Kim    Sang-Hee       10-Aug-1992       73   Ichon PM Marketing (7040)          Customer Service Rep.
100684    Choi   Kil-Sub        12-Aug-1992       65   Ichon PM Production (482)          Shift Leader Technician
100685    Kim    Woo-Sung       10-Aug-1992       68   Ichon PM Sys. Engr. (432)          Process Equip. Technician
100688    Park   Myung-Hee      12-Aug-1992       70   Ichon PM Quality Mngt. (64)        Operator
100689    Kim    Jae-Koo        1-Sep-1992        65   Ichon PM Production (482)          Production Control
100696    Lee    Ok-Jin         17-Sep-1992       65   Ichon PM Production (482)          Operator
100697    Lee    Soo-Young      17-Sep-1992       65   Ichon PM Production (482)          Operator
100698    Yoo    Yoon-Ja        17-Sep-1992       65   Ichon PM Production (482)          Operator


                                       -10-



Emp No.   Name                  Entrance Date     Depart                                  Position
- -------   -----                 -------------     ------                                  --------
100699    Kim    Sung-Mi        17-Sep-1992       65   Ichon PM Production (482)          Operator
100700    Kang   Ji-Hee         17-Sep-1992       65   Ichon PM Production (482)          Operator
100704    Lee    Eun-Sook       24-Sep-1992       73   Ichon PM Marketing (7040)          Clerk
100714    Choi   Hun-Jung       24-Nov-1992       65   Ichon PM Production (482)          Operator
100715    Kim    Jung-Nam       24-Nov-1992       65   Ichon PM Production (482)          Operator
100717    Song   Hyun-kyun      24-Nov-1992       65   Ichon PM Production (482)          Operator
100719    Lee    Ki-Suk         30-Nov-1992       70   Ichon PM Quality Mngt. (64)        Quality Technician
100720    Kim    Il-Joong       30-Nov-1992       73   Ichon PM Marketing (7040)          Customer Service Rep.
100722    Park   Young-A        4-Dec-1992        65   Ichon PM Production (482)          Operator
100738    Lee    Won-Jae        18-Jan-1993       73   Ichon PM Marketing (7040)          Sales Engineer
100742    Yoon   Suk-Won        18-Jan-1993       68   Ichon PM Sys. Engr. (432)          Process Equip. Technician
100743    Park   Jong-Bok       18-Jan-1993       65   Ichon PM Production (482)          Production Technician
100744    Lee    Na-Young       22-Feb-1993       66   Ichon PM Process Eng. (45)         Training Coordinator
100745    Kim    Young-Hee      2-Mar-1993        70   Ichon PM Quality Mngt. (64)        Operator
100756    Jeon   Mi-Sook        10-May-1993       65   Ichon PM Production (482)          Operator
100763    Park   Hyang-Suk      5-Jul-1993        65   Ichon PM Production (482)          Operator
100766    Hong   Jung-Hwa       23-Jul-1993       65   Ichon PM Production (482)          Operator
100763    Yoo    Mi-Ra          9-Aug-1993        69   Ichon PM Prod. Plan (481)          Data Prep. Technician
100769    Park   Hyo-Soon       6-Sep-1993        70   Ichon PM Quality Mngt. (64)        Operator
100773    Park   Kyung-Hee      14-Oct-1993       65   Ichon PM Production (482)
100732    Lee    Ju-Eun         11-Nov-1993       51   Ichon Site ER/ADM/MGMT (10)        H.R. Assistant
100733    Lim    Yoon-Sun       15-Nov-1993       75   Ichon PM Management (402)          Secretary
100735    Kim    Hee-Jung       6-Dec-1993        69   Ichon PM Prod. Plan (481)          Operator
100788    Park   Nam-Kyu        4-Jan-1994        70   Ichon PM Quality Mngt. (64)        Q.M. Engineer
100816    Kim    Young-Sook     14-Feb-1994       65   Ichon PM Production (482)          Operator
100830    Kim    Myoung-He      7-Apr-1994        73   Ichon PM Marketing (7040)
100833    Youn   Mi-Juong       18-Apr-1994       65   Ichon PM Production (482)          Operator
100834    Koak   Kyung-Lim      18-Apr-1994       65   Ichon PM Production (482)          Operator
100835    Kang   Soon-Nam       19-May-1994       65   Ichon PM Production (482)          Operator
100856    Lee    Jin-Hee        7-Jun-1994        65   Ichon PM Production (482)          Operator
100857    Mun    Hye-Jeoun      7-Jun-1994        65   Ichon PM Production (482)          Operator
100858    Jun    So-Young       7-Jun-1994        65   Ichon PM Production (482)          Operator
100859    Her    Kyung-Nim      7-Jun-1994        65   Ichon PM Production (482)          Operator
100860    Park   Sang-Hui       15-Jun-1994       65   Ichon PM Production (482)          Clerk
100869    Kim    Kyong-suk      12-Jul-1994       69   Ichon PM Prod. Plan. (481)         Operator
100870    Park   Myong-suk      12-Jul-1994       69   Ichon PM Prod. Plan. (481)         Operator
100873    Kim    Eui-sung       18-Jul-1994       73   Ichon PM Marketing (7040)          Customer Service Rep.
100874    Kim    Kyong-ja       18-Jul-1994       73   Ichon PM Marketing (7040)          Clerk
100888    Seo    Hye-Young      10-Sep-1994       73   Ichon PM Marketing (7040)          Customer Service Rep.
100891    Kwon   Ki-Ok          12-Oct-1994       70   Ichon PM Quality Mngt. (64)        Operator
100892    Choi   Won-Yu         4-Oct-1994        71   Ichon PM Facilities (433)          Electric Technician
100893    Park   Mi-Suk         5-Oct-1994        65   Ichon PM Production (482)          Operator
100896    Shin   Eun-Young      12-Oct-1994       65   Ichon PM Production (482)          Operator
100897    Kim    Eun-ju         13-Oct-1994       65   Ichon PM Production (482)          Operator
100920    Lee    Young-il       1-Dec-1994        66   Ichon PM Process Eng. (45)         E-beam Process Engineer
100921    Oh     Seok-pil       1-Dec-1994        66   Ichon PM Process Eng. (45)         Inspection Engineer
100923    Kim    Seungryon      12-Dec-1994       65   Ichon PM Production (482)          Technician
100926    Lee    Chang-suk      12-Dec-1994       65   Ichon PM Production (482)          Operator
100927    Song   Pan-dol        19-Dec-1994       68   Ichon PM Sys. Engr. (432)          Inspection Equip. Tech.
100928    Song   Eun-joo        19-Dec-1994       65   Ichon PM Production (482)          Operator
100929    Lee    Hyun-jung      19-Dec-1994       65   Ichon PM Production (482)          Operator
100931    Ju     Kwang-seo      3-Jan-1995        71   Ichon PM Facilities (433)          Facility Technician
100933    Han    Bok-soon       23-Jan-1995       65   Ichon PM Production (482)          Operator
100934    Choi   Min-young      16-Jan-1995       65   Ichon PM Production (482)          Operator
100937    Kim    Hyen-chu       23-Jan-1995       65   Ichon PM Production (482)          Operator
100938    Lim    Eun-jung       23-Jan-1995       65   Ichon PM Production (482)          Operator
100949    Lee    Ku-youn        13-Mar-1995       65   Ichon PM Production (482)          Operator
100957    Kim    Young-mi       17-Apr-1995       65   Ichon PM Production (482)          Operator
100960    Kim    Eun-kyung      2-May-1995        70   Ichon PM Quality Mngt. (64)        Operator
100961    You    Mi-young       8-May-1995        78   Ichon Site Mngt.                   Secretary
100962    Yoon   Tae-kun        20-Apr-1995       71   Ichon PM Facilities (433)          Facility Technician
100968    Yun    In-ja          31-May-1995       70   Ichon PM Quality Mngt. (64)        Operator
100969    Han    Hyou-hui       31-May-1995       65   Ichon PM Production (482)          Operator
100971    Shin   In-ja          31-May-1995       65   Ichon PM Production (482)
100972    Park   Jum-ee         31-May-1995       65   Ichon PM Production (482)


                                        -11-



Emp No.   Name                  Entrance Date     Depart                                   Position
- -------   -----                 -------------     ------                                   --------
100976    Lee    Sang-chel      26-Jun-1995       73   Ichon PM Marketing (7040)          Shipping Clerk
100980    Mun    So-yon         1-Aug-1995        69   Ichon PM Prod. Plan (481)          Operator
100981    Park   Min-ok         1-Aug-1995        70   Ichon PM Quality Mngt. (64)        Operator
100982    Kim    Hye-yeon       1-Aug-1995        70   Ichon PM Quality Mngt. (64)        Operator
100983    Kim    Soon-bok       1-Aug-1995        69   Ichon PM Prod. Plan (481)          Operator
100984    Jo     Eun-suk        1-Aug-1995        65   Ichon PM Production (482)          Operator
100985    Lee    Ju-hee         1-Aug-1995        65   Ichon PM Production (482)          Operator
100986    Kim    Sun-hee        1-Aug-1995        65   Ichon PM Production (482)          Operator
100997    Choi   Eun-kyoun      9-Oct-1996        69   Ichon PM Prod. Plan (481)          Technician
101001    Han    Chong-a        23-Oct-1995       73   Ichon PM Marketing (7040)          Customer Services Rep.
101003    Shin   Myong-sun      6-Nov-1995        65   Ichon PM Production (482)          Operator
101004    Park   Mi-kyong       6-Nov-1995        70   Ichon PM Quality Mngt. (64)        Operator
101005    Shin   In-wha         20-Nov-1995       65   Ichon PM Production (482)          Operator
101007    Park   Mi-kyong       23-Nov-1995       65   Ichon PM Production (482)          Operator
101008    Bang   Yoon-hee       23-Nov-1995       65   Ichon PM Production (482)          Operator
101011    Choi   Hui-ye         12-Dec-1995       70   Ichon PM Quality Mngt. (64)        Operator


                                                                                                                 ATTACHMENT IV

                                                     BALANCE SHEET FOR BUSINESS



          ASSET                              AMOUNT                         LIABILITIES                              AMOUNT
- ------------------------------------------------------------------------------------------------------------------------------

Accounts Receivable-Trade                   558,657,098          Accounts Payable-Trade                           110,644,299
- ------------------------------------------------------------------------------------------------------------------------------
Intercompany Accounts                                            Intercompany Accounts Payable - Trade         1,3364,121,501
Receivable - Trade                          906,550,830
- ------------------------------------------------------------------------------------------------------------------------------
Note Receivable - Trade                   1,592,760,540          Accounts Payable - Other                          27,706,600
- ------------------------------------------------------------------------------------------------------------------------------
(Quick Asset)                             3,057,968,468          Accrued Expenses                                 206,949,000
- ------------------------------------------------------------------------------------------------------------------------------
Finished Goods                              910,553,615          Total Current Liabilities                      1,709,421,400
- ------------------------------------------------------------------------------------------------------------------------------
Raw Materials                               478,460,991          Allowance for Severance Pay                    1,204,980,000
- ------------------------------------------------------------------------------------------------------------------------------
Supplies                                    173,639,399          National Pension for Severance Pay                75,077,400
- ------------------------------------------------------------------------------------------------------------------------------
(Inventories)                             1,562,654,005          Total Long-Term Liabilities                    1,129,902,600
- ------------------------------------------------------------------------------------------------------------------------------
Prepaid Expenses                             76,995,167          Total Liabilities                              2,839,324,000
- ------------------------------------------------------------------------------------------------------------------------------
Short-Term Loans to Employees                13,920,517          Net Asset Value (Sales Proceeds)              29,249,258,800
- ------------------------------------------------------------------------------------------------------------------------------
(Other Current Assets)                       90,915,684
- ------------------------------------------------------------
(Total Current Assets                     4,711,538,157
- ------------------------------------------------------------
Telex and Telephone Rights                    7,470,000
- ------------------------------------------------------------
Other Deposit                                25,100,000
- ------------------------------------------------------------
Long Term Loans                           1,034,399,000
- ------------------------------------------------------------
Other Assets                              1,066,939,000
- ------------------------------------------------------------
Land                                      4,168,775,000
- ------------------------------------------------------------
Building                                  9,723,626,933
- ------------------------------------------------------------
Structure                                   930,720,000
- ------------------------------------------------------------
Machinery and Equipment                  10,628,856,076
- ------------------------------------------------------------
Tools and Equipment                         218,628,601
- ------------------------------------------------------------
Furniture, etc.                             587,469,033
- ------------------------------------------------------------
Vehicles                                     52,000,000
- ------------------------------------------------------------
Total Fixed Assets                       26,310,075,643
- ------------------------------------------------------------
Total Assets                             32,088,582,800
- ------------------------------------------------------------


                                                                    ATTACHMENT V


                             DETAILS OF ICHON PLANT


BUILDINGS


                   Use                                 Size
          ----------------------                  -------------

          Manufacturing Bldg.                     7,235.86 m to the 2nd power
          Site Service Bldg.                      1,673.76 m to the 2nd power
          Sewage Treatment Bldg.                    127.20 m to the 2nd power
          Guard House                                23.38 m to the 2nd power
          Utility Bldg.                             420.00 m to the 2nd power
          Pump House                                 48.00 m to the 2nd power





LAND

Size:     32,825 m to the 2nd power

Location: 345-1, Suha-ri, Shindeun-myon, Ichon-kun, Kyunggi-do, Korea

                                                                      SCHEDULE A



                  AGREEMENTS, CONTRACTS, AND OTHER ARRANGEMENTS


     1.   Sales Agreements

     2.   Technology Inducement Agreement

     3.   Service Agreement